UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
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001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 16, 2017, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2017 Annual Meeting of Stockholders. At the 2017 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.	The election of ten directors for terms of one year and until their successors are elected and qualified;

2.	The advisory vote to approve the Company’s executive compensation (the Say on Pay Vote);

3.	The advisory vote on the frequency of holding the Say on Pay Vote (the Frequency Vote); and

4.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2018.

Proposal 1: Election of Directors. The following table reflects the tabulation of the votes with respect to each director who was elected at the 2017 Annual Meeting:

FOR     AGAINST    ABSTAIN    Broker Non Votes

Leslie A. Brun         89,945,797    4,775,654    236,122     11,992,031
Pamela L. Carter     94,235,087     520,901     201,635     11,992,031
Richard J. Daly     94,676,488     92,593     188,542     11,992,031
Robert N. Duelks     94,059,207     699,201     199,215     11,992,031
Richard J. Haviland     92,343,506    2,432,690     181,427     11,992,031
Brett A. Keller         94,089,431     667,050     201,142     11,992,031
Stuart R. Levine     92,142,471    2,623,598     191,554     11,992,031
Maura A. Markus     94,083,052     679,297     195,274     11,992,031
Thomas J. Perna     94,078,342     687,567     191,714     11,992,031
Alan J. Weber         91,970,348    2,799,075     188,200     11,992,031

Proposal 2: Advisory Vote to Approve the Company’s Executive Compensation (the Say on Pay Vote). The approval, on an advisory basis, of the Company’s executive compensation was approved by the stockholders. The stockholders cast 91,257,013 votes in favor of this proposal and 3,339,917 votes against. There were 360,693 abstentions and 11,992,031 broker non-votes.

Proposal 3: Advisory Vote on the Frequency of Holding the Say on Pay Vote (the Frequency Vote). The vote, on an advisory basis, of the frequency of the Say on Pay vote was approved by the stockholders to take place every year. The stockholders cast 79,692,299 votes for EVERY ONE YEAR, 639,951 votes for EVERY TWO YEARS, and 14,404,993 votes for EVERY THREE YEARS. There were 220,380 abstentions and 11,992,031 broker non-votes.

Proposal 4: Ratification of the Appointment of Auditors. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2018, was approved by the stockholders. The stockholders cast 103,350,766 votes in favor of this proposal and 3,392,247 votes against. There were 206,641 abstentions.

Item 7.01.    Regulation FD Disclosure.

The Company is furnishing the transcript of the Company’s 2017 Annual Meeting of Stockholders held on November 16, 2017.

In certain circumstances, results in this transcript have been presented on an adjusted basis and are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company's reported results. The reconciliations of any Non-GAAP measures included in this transcript to their most directly comparable GAAP measures were included in the Company’s press release and Earnings Webcast & Conference Call Presentation dated November 8, 2017 for the fiscal quarter ended September 30, 2017, which were included as Exhibits 99.1 and 99.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission, on November 8, 2017, and are also available under the “Investor Relations” section of the Company’s website at www.broadridge-ir.com.

The information furnished pursuant to Items 7.01 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This current report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this 8-K and are expressly qualified in their entirety by reference to the factors discussed in the 2017 Annual Report. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; any material breach of Broadridge security affecting its clients’ customer information; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of our outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and the demands of its clients; the ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Item 9.01.    Financial Statements and Exhibits.

Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Transcript of the 2017 Broadridge Financial Solutions, Inc. Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2017

BROADRIDGE FINANCIAL SOLUTIONS, INC. By: /s/ Adam D. Amsterdam Name: Adam D. Amsterdam Title: Vice President, General Counsel